                                                                   EXHIBIT 10.5




    ------------------------------------------------------------------------

                             CONTRIBUTION AGREEMENT

    ------------------------------------------------------------------------



                                 by and between



                              GOODRICH CORPORATION

                                       and

                             ENPRO INDUSTRIES, INC.



                  --------------------------------------------


                            DATED AS OF MAY 31, 2002

                  --------------------------------------------

                               TABLE OF CONTENTS

                                                                                                               Page
1.       DEFINITIONS.............................................................................................1

         1.1      "1933 Act".....................................................................................1

         1.2      "Aerospace Segment"............................................................................1

         1.3      "Affiliate"....................................................................................1

         1.4      "Agreement"....................................................................................1

         1.5      "Closing"......................................................................................2

         1.6      "Closing Date".................................................................................2

         1.7      "Coltec".......................................................................................2

         1.8      "Coltec Stock".................................................................................2

         1.9      "Coltec Entities"..............................................................................2

         1.10     "Company"......................................................................................2

         1.11     "Company Stock"................................................................................2

         1.12     "Contributed Assets"...........................................................................2

         1.13     "Distribution".................................................................................2

         1.14     "EIP Segment"..................................................................................2

         1.15     "Governmental Authority".......................................................................2

         1.16     "Laws".........................................................................................2

         1.17     "Lien".........................................................................................2

         1.18     "Losses".......................................................................................3

         1.19     "Parent".......................................................................................3

         1.20     "Permitted Liens"..............................................................................3

         1.21     "Person".......................................................................................3

         1.22     "Plan of Reorganization".......................................................................3

         1.23     "Promissory Note"..............................................................................3

2.       CONTRIBUTION OF THE CONTRIBUTED ASSETS; ISSUANCE OF COMPANY STOCK.......................................3

         2.1      Contribution of the Contributed Assets.........................................................3

         2.2      Issuance of Company Stock......................................................................3

3.       CLOSING.................................................................................................3

         3.1      General........................................................................................3

         3.2      Documents to be Delivered by Parent............................................................4

        3.3      Documents to be Delivered by the Company........................................................4

4.       REPRESENTATIONS AND WARRANTIES..........................................................................4

         4.1      Representation and Warranties of Parent........................................................4

         4.2      Representations and Warranties of the Company..................................................5

5.       CONDITIONS TO CLOSING...................................................................................6

         5.1      Condition Precedent to the Company's Obligations...............................................6

         5.2      Condition Precedent to Parent's Obligations....................................................6

6.       INDEMNIFICATION.........................................................................................7

         6.1      Indemnification by the Company.................................................................7

         6.2      Indemnification by Parent......................................................................7

7.       MISCELLANEOUS...........................................................................................7

         7.1      Termination....................................................................................7

         7.2      Amendment......................................................................................7

         7.3      Notices........................................................................................7

         7.4      Waivers........................................................................................8

         7.5      Assignment.....................................................................................8

         7.6      Complete Agreement.............................................................................8

         7.7      Governing Law..................................................................................8

         7.8      Severability...................................................................................8

         7.9      Captions; References; Construction.............................................................8

         7.10     Parties in Interest............................................................................8

         7.11     Expenses.......................................................................................9

         7.12     Counterparts...................................................................................9

                              ANNEXES AND SCHEDULES

      Annex A              Plan of Reorganization
      Annex B              Form of Promissory Note

      Schedule 1.9         Coltec Entities

                             CONTRIBUTION AGREEMENT

         Contribution Agreement, dated as of May 31, 2002 (this "AGREEMENT"), by and between Goodrich Corporation, a New York corporation ("PARENT"), and EnPro Industries, Inc., a North Carolina corporation (the "COMPANY").

                                    RECITALS:

         A. Parent and the Company have entered into an Agreement and Plan of Corporate Separation and Reorganization, dated as of May 20, 2002 (the "PLAN OF REORGANIZATION"), attached hereto as ANNEX A.

         B. Parent is a diversified global enterprise engaged directly and indirectly in an aerospace segment (the "AEROSPACE SEGMENT") and indirectly through its wholly owned subsidiary, Coltec Industries Inc, a Pennsylvania corporation ("COLTEC"), in an engineered industrial products segment ("EIP SEGMENT").

         C. Parent desires to separate the Aerospace Segment from the EIP
Segment.

         D. The Company desires, pursuant to the Plan of Reorganization, to acquire from Parent the Contributed Assets, and in full consideration and exchange therefor is willing to issue to Parent the Company Stock upon the terms and subject to the conditions set forth in this Agreement.

         E. Parent desires, pursuant to the Plan of Reorganization, to contribute and transfer the Contributed Assets to the Company in full consideration and in exchange for the Company Stock upon the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and undertakings contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent and the Company hereby agree as follows:

1.      DEFINITIONS

         1.1 "1933 ACT" means the Securities Act of 1933, as amended.

         1.2 "AEROSPACE SEGMENT" has the meaning set forth in the recitals to this Agreement.

         1.3 "AFFILIATE" has the meaning ascribed thereto in Rule 405 promulgated under the 1933 Act.

         1.4 "AGREEMENT" has the meaning set forth in the preamble to this Agreement.

         1.5  "CLOSING" has the meaning set forth in SECTION 3.1.

         1.6  "CLOSING DATE" has the meaning set forth in SECTION 3.1.

         1.7 "COLTEC" has the meaning set forth in the recitals to this Agreement.

         1.8 "COLTEC STOCK" means all of the issued and outstanding shares of capital stock of Coltec.

         1.9 "COLTEC ENTITIES" means Coltec and all of the direct and indirect subsidiaries of Coltec listed on SCHEDULE 1.9.

         1.10 "COMPANY" has the meaning set forth in the preamble to this Agreement.

         1.11 "COMPANY STOCK" means an amount of shares of common stock of the Company, $0.01 par value, equal to the difference of (x) the number of shares of common stock of the Company equal to one fifth of the number of shares of common stock of the Parent outstanding on the record date for the Distribution, including any fraction of a share of common stock of the Company, minus (y) 1,000 shares of common stock of the Company.

         1.12 "CONTRIBUTED ASSETS" means all of Parent's right, title and interest in and to

                  (a) the Coltec Stock, and

                  (b) the Promissory Note.

         1.13 "DISTRIBUTION" means the distribution by the Parent of one share of the common stock of the Company for each five shares of common stock of the Parent held by such stockholders on the record date for such distribution, which is to be effected pursuant to the terms and subject to the conditions of the Distribution Agreement dated as of May [24], 2002 between the Parent, the Company and Coltec.

         1.14 "EIP SEGMENT" has the meaning set forth in the recitals to this Agreement.

         1.15 "GOVERNMENTAL AUTHORITY" means any federal, state, local or foreign government or any subdivision, agency, instrumentality, authority, department, commission, board or bureau thereof or any federal, state, local or foreign court or tribunal.

         1.16 "LAWS" means all federal, state, local or foreign statutes, laws and ordinances, and all rules and regulations promulgated thereunder.

         1.17 "LIEN" means and includes any security interest, hypothecation, lien, encumbrance, mortgage, pledge, equity, charge, assessment, easement, covenant, restriction, reservation, defect in title, encroachment, condemnation proceeding or other burden or conflicting interest.

         1.18 "LOSSES" means any and all claims, actions, suits, demands, assessments, judgments, losses, liabilities, damages, costs and expenses (including interest, penalties, attorneys' fees, accounting fees and investigation costs).

         1.19 "PARENT" has the meaning set forth in the preamble to this Agreement.

         1.20 "PERMITTED LIENS" means all Liens for taxes, assessments or other governmental charges or levies not yet due and payable.

         1.21 "PERSON" means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, Governmental Authority, or other legal entity.

         1.22 "PLAN OF REORGANIZATION" has the meaning set forth in the recitals to this Agreement.

         1.23 "PROMISSORY NOTE" means the promissory note in the original aggregate principal amount of $205 million from Coltec to Goodrich in substantially the form attached hereto as ANNEX B.

2.      CONTRIBUTION OF THE CONTRIBUTED ASSETS; ISSUANCE OF COMPANY STOCK

         2.1 Contribution of the Contributed Assets. At the Closing, the Company shall acquire from Parent, and Parent shall contribute, transfer, convey, assign and deliver to the Company, the Contributed Assets on a going concern basis, free and clear of all Liens or claims, other than Permitted Liens.

         2.2 Issuance of Company Stock. At the Closing, the Company shall issue and deliver to Parent, and Parent shall acquire, the Company Stock.


3.      CLOSING

         3.1 General. As used in this Agreement, the "CLOSING" means the time at which Parent consummates the contribution, transfer, conveyance, assignment and delivery of the Contributed Assets to the Company as provided in this Agreement by the execution and delivery by Parent of the documents and instruments referred to in SECTION 3.2 against delivery by the Company of the documents and instruments referred to in SECTION 3.3. In the absence of a prior termination of this Agreement by one of the parties in accordance with SECTION 7.1, the Closing will take place at the offices of Goodrich Corporation, Four Coliseum Centre, 2730 West Tyvola Road, Charlotte, North Carolina 28217-4578, at 5:00 p.m. (Eastern Time) on May 31, 2002, (or as soon as practicable after such date as all the conditions to the obligations of the respective parties set forth in
ARTICLE 5 are satisfied or waived) or at such other time and place and on such other day as is mutually agreed upon in writing by the parties to this Agreement (the "CLOSING DATE"). Legal title, equitable title and risk of loss with respect to the Contributed Assets will not pass to the Company until the Contributed Assets are transferred at the Closing, which transfer, once it has occurred, will be deemed effective for tax, accounting and other computational purposes as of 10:59 p.m. (Eastern Time) on the Closing Date.

         3.2 Documents to be Delivered by Parent. At the Closing, Parent shall deliver to the Company:


             (a) The Promissory Note, duly endorsed in favor of the Company;

             (b) Certificate(s) representing all of the Coltec Stock, duly endorsed in blank or with duly executed stock powers;

             (c) The minute books, stock books, stock ledgers, and corporate seal, or equivalent corporate records, of each Coltec Entity; and

             (d) Copies of resolutions adopted by the Parent's Board of Directors authorizing the transactions contemplated by this Agreement.

         3.3 Documents to be Delivered by the Company. At the Closing, the Company shall deliver to Parent:

             (a) Certificate(s) representing the Company Stock, duly endorsed in blank or with any executed stock power(s); and

             (b) Copies of resolutions adopted by the Company's Board of Directors authorizing the transactions contemplated by this Agreement.

4.      REPRESENTATIONS AND WARRANTIES

         4.1 Representation and Warranties of Parent. Parent hereby represents and warrants to the Company that, as of the date of this Agreement:

             (a) Organization. Parent is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of New York.

             (b) Validity of Agreement. This Agreement constitutes the legal, valid and binding obligation of Parent and is enforceable against Parent in accordance with its terms. Parent has the corporate power and authority to enter into this Agreement and to undertake and perform fully the transactions contemplated hereby. All necessary corporate action has been taken by and on behalf of Parent with respect to the authorization, execution, delivery and performance of this Agreement.

             (c) No Conflicts. Neither the execution and delivery nor the performance by Parent of this Agreement will (i) violate or conflict with the organizational documents of Parent, (ii) result in a material violation of or a material breach of or a material conflict with any applicable Laws of any Governmental Authority applicable to Parent, the Contributed Assets or any of the Coltec Entities, (iii) violate, conflict with, result in a material breach of, constitute a material default under, or permit the acceleration of any material obligations of Parent, or

(iv) result in the creation or imposition in favor of any Person of any Liens or claims upon the Contributed Assets or the assets of any of the Coltec Entities.

                  (d) Contributed Assets. At the Closing, the Company will acquire good and marketable title to the Contributed Assets, in each case free and clear of any and all Liens or claims, other than Permitted Liens.

                  (e) Capitalization of the Coltec Entities. SCHEDULE 1.9 sets forth the capitalization of each Coltec Entity and all corporations or other legal entities of which any Coltec Entity controls or owns, directly or indirectly, more than 50% of the stock or other equity interest entitled to vote in the election of directors or similar governing body. All of the outstanding shares of capital stock or membership or other equity interests, as applicable, of each Coltec Entity have been validly issued, are fully paid and nonassessable, and are owned by Parent either directly or indirectly through another Coltec Entity, free and clear of all Liens or claims. There are no outstanding options, warrants or rights to subscribe for, securities or rights convertible into or exchangeable for, or other contracts or commitments by which any Coltec Entity is or may be required to issue, sell, transfer or otherwise dispose of additional shares of capital stock, subscription obligations, conversion rights or other rights of any kind relating to the sale, issuance or voting of any shares of capital stock of any class of, or other ownership interests in, any Coltec Entity or any securities convertible into or evidencing the right to purchase any shares of capital stock of any class of, or other ownership interests in, any Coltec Entity. There are no contracts, commitments, understandings or arrangements by which Parent or any Coltec Entity is or may be obligated to transfer any shares of the capital stock of any Coltec Entity. Except for interests in other Coltec Entities, no Coltec Entity owns, directly or indirectly, any interest or investment (whether equity or debt) in, participate in the management of or share in the profits or losses, however determined, of any corporation, partnership, joint venture, business, trust or other entity.

         4.2 Representations and Warranties of the Company. The Company represents and warrants to Parent as of the date of this Agreement as follows:


                  (a) Organization, Power and Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of North Carolina.

                  (b) Validity of Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms. The Company has the power and authority to enter into this Agreement and to undertake and perform fully the transactions contemplated hereby. All necessary action has been taken by and on behalf of the Company with respect to the authorization, execution, delivery and performance of this Agreement.

                  (c) No Conflicts. Neither the execution and delivery nor the performance by the Company of this Agreement will (i) violate or conflict with the organizational documents of the Company, (ii) result in a material violation of or a material breach of or a material conflict with any applicable Laws of any Governmental Authority applicable to the Company, (iii) violate, conflict with, result in a material breach of, constitute a material default under, or permit the acceleration of any material obligations of the Company, or
(iv) result in the creation or imposition of any Liens or claims in favor of any Person upon any asset of the Company.

                  (d) Company Stock. Upon issuance of the Company Stock to Parent, the Company Stock will be duly authorized, validly issued, fully paid and nonassessable, and will be held of record by Parent free and clear of all Liens or claims, other than Liens arising through Parent.

                  (e) Investment Intent. The Coltec Stock and the Promissory Note being acquired by the Company are for the Company's own account and are not being purchased with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act. The Company understands that the Coltec Stock and the Promissory Note have not been registered under the 1933 Act by reason of their issuance in transactions exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to Section 4(2) thereof. The Company further understands that the certificate(s) evidencing the Coltec Stock and the Promissory Note will each bear a legend substantially as follows, and agrees that it will hold the Coltec Stock and the Promissory Note subject thereto:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT UNDER ANY CIRCUMSTANCES BY SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

5.      CONDITIONS TO CLOSING

         5.1 Condition Precedent to the Company's Obligations. The obligation of the Company to consummate the transactions provided for by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of the following condition, which may be waived by the Company:

              (a) Parent has delivered or caused to be delivered to the Company the documents and instruments set forth in SECTION 3.2.

         5.2 Condition Precedent to Parent's Obligations. The obligation of Parent to consummate the transactions provided for by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of the following condition, which may be waived by Parent:

              (a) The Company has delivered or caused to be delivered to Parent the documents and instruments set forth in SECTION 3.3.

6.      INDEMNIFICATION

         6.1 Indemnification by the Company. From and after the Closing, the Company shall indemnify, defend and hold Parent, its Affiliates, and their respective directors, officers, representatives, employees and agents harmless from and against any and all Losses that may be incurred by Parent resulting or arising from or related to, or incurred in connection with any breach of any representation, warranty, covenant, obligation or agreement of the Company contained in SECTION 4.2.

         6.2 Indemnification by Parent. From and after the Closing, Parent shall indemnify, defend and hold the Company, its Affiliates, and their respective directors, officers, representatives, employees and agents harmless from and against any and all Losses that may be incurred by the Company resulting or arising from, related to or incurred in connection with any breach of any representation, warranty, covenant, obligation or agreement of Parent contained in SECTION 4.1.

7.      MISCELLANEOUS

         7.1 Termination. This Agreement may be terminated at any time prior to the Closing by mutual written consent of the Company and Parent. -----------

         7.2 Amendment. This Agreement may be amended only by an agreement or instrument in writing that is duly executed on behalf of the Company and Parent.


         7.3 Notices. All notices, requests, consents and other communications hereunder shall be in writing and will be deemed to have been duly given (a) when received if personally delivered or sent by facsimile, (b) one business day after being sent by nationally recognized overnight delivery service, or (c) five business days after being sent by nationally registered or certified mail, return receipt requested, postage prepaid, and in each case addressed as follows (any party by written notice to the other party may change the address or the persons to whom notices thereof shall be directed):

         If to Parent, to:                 Goodrich Corporation
                                           Four Coliseum Centre
                                           2730 West Tyvola Road
                                           Charlotte, North Carolina 28217
                                           Facsimile:  704/423-7011
                                           Attention:  General Counsel

         If to the Company, to:            EnPro Industries, Inc.
                                           5605 Carnegie Boulevard
                                           Suite 500
                                           Charlotte, North Carolina  28209-4674
                                           Facsimile:  704/731-1513
                                           Attention:  General Counsel

         7.4 Waivers. Either party may waive in writing compliance by the other party with any of the terms contained in this Agreement (except such, if any, as may be imposed by Law). Any waiver by Parent or the Company of any breach of, or failure to comply with, any provision of this Agreement by the other party will not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Agreement.

         7.5 Assignment. This Agreement and the rights and duties hereunder are binding upon and inure to the benefit of the successors and permitted assigns of each of the parties to this Agreement, but are not assignable or delegable by any party without the prior written consent of the other.

         7.6 Complete Agreement. This Agreement (including the Schedules and Annexes hereto) sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, covenants, arrangements, communications, representations or warranties relating to the subject matter of this Agreement, whether oral or written, by any party hereto or any representative of any party hereto.

         7.7 Governing Law. This Agreement will be construed and enforced in accordance with and governed by the internal substantive laws of the State of New York without giving effect to the principles of conflicts of law thereof.

         7.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, to the end that the transactions contemplated by this Agreement are consummated to the extent possible.

         7.9 Captions; References; Construction. The captions contained in this Agreement are for convenience of reference only and do not form a part of this Agreement. References made in this Agreement to a Section, an Article or a Schedule, are references to a Section or an Article of, or a Schedule to, this Agreement unless otherwise indicated. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The word "including" means including without limitation. Any reference to the singular in this Agreement also includes the plural and vice versa.

         7.10 Parties in Interest. This Agreement is binding upon and inures solely to the benefit of each party and their permitted successors and assigns, and nothing in this Agreement express or implied is intended to confer or confers upon any Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         7.11 Expenses. Each party hereto shall bear the legal, accounting and other fees and expenses incurred by such party in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

         7.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same agreement.


                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, each of Parent and the Company have caused its respective duly authorized officer to execute this Agreement as of May 31, 2002.

                                     GOODRICH CORPORATION



                                     By:      /s/  Kenneth L. Wagner
                                         ---------------------------------------
                                        Name:  Kenneth L. Wagner
                                        Title: Assistant Secretary

                                     ENPRO INDUSTRIES, INC.



                                     By:      /s/  Richard L. Magee
                                         ---------------------------------------
                                        Name:  Richard L. Magee
                                        Title: Senior Vice President, Secretary
                                               and General Counsel